UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
January 28, 2014

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2014, the Board of Directors of United States Steel Corporation (the “Corporation”) approved the following amendments to the By-Laws of the Corporation:

(1)     Article I, Section 1 was amended to provide that the Board of Directors shall determine the time and place of the annual meeting of stockholders in accordance with all legal requirements.

(2)    Article II, Section 1 was amended to eliminate the requirement that the Board of Directors be divided into three classes.

(3)    Article II, Section 2 was amended to authorize the Board of Directors to grant exceptions to the requirement that no director serve on the Board beyond the first annual meeting of stockholders following his or her 74th birthday.

(4)    Article II, Section 4, which provided that directors may be removed only for cause, was deleted, and the ensuing sections of Article II were renumbered accordingly.

(5)    Article II, Section 10 was amended to provide that the Board of Directors shall elect a chairman of the Board of Directors from among its members.

(6)    Article IV, Section 8 was amended to eliminate the requirement that the Board of Directors authorize the use of facsimile signatures of officers of the Corporation.

A copy of the Amended and Restated By-Laws are attached hereto as Exhibit 3.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated By-Laws of United States Steel Corporation dated as of January 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
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Gregory A. Zovko
Vice President & Controller

Dated: January 31, 2014